Exhibit 24.1

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Stephanie A. Burns
Stephanie A. Burns
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Carter A. Cast
Carter A. Cast
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Richard W. Dreiling
Richard W. Dreiling
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Roderick D. Gillum
Roderick D. Gillum
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Zachary Gund
Zachary Gund
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Donald R. Knauss
Donald R. Knauss
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Mary Laschinger
Mary Laschinger
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Erica L. Mann
Erica L. Mann
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ J. Michael Schlotman
J. Michael Schlotman
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ La June Montgomery Tabron
La June Montgomery Tabron
Dated April 29, 2022

POWER OF ATTORNEY
KNOW ALL BY THESE PRESENT, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Vice Chairman, Corporate Development and Chief Legal Officer of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in executing and filing the Registration Statement on Form S-8 relating to the Kellogg Company 2022 Long-Term Incentive Plan and any exhibits, amendments (including post-effective amendments and amendments thereto) and other documents related thereto, with the Securities and Exchange Commission.
Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.
/s/ Carolyn Tastad
Carolyn Tastad
Dated April 29, 2022